Offerings - Offering: 1	Feb. 19, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 119,183,374.15
Fee Rate	0.01381%
Amount of Registration Fee	$ 16,459.22
Offering Note	Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of January 31, 2026, of $25.0263. This amount is based upon the offer to purchase up to 4,762,325 common shares of beneficial interest, par value $0.01 per share, of Ares Core Infrastructure Fund. The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory No. 1 for Fiscal Year 2026, dated Aug. 25, 2025.